Debt	6 Months Ended
Jun. 30, 2024
Debt
Debt

10. Debt

As at	June 30, 2024	December 31, 2023
Debt – opening balance	$57,000	$—
Drawdowns	10,000	130,000
Repayments	(47,000)	(73,000)
Debt - closing balance	$20,000	$57,000

Revolving Credit Facility

The Revolving Credit Facility (“Credit Facility”) is to be used for general corporate purposes and investments in the mineral industry, including the acquisition of mineral interests and other assets. The Credit Facility is secured by the Company’s assets, present and future (including mineral interests and other assets).

Advances under the Credit Facility can be drawn as follows:

●	Base rate loans with interest payable monthly at the greater of (a) the aggregate of (i) the Federal Funds Effective Rate and (ii) 1/2 of 1.0% per annum and (b) the Base Rate Canada, plus between 0.75% and 1.75% per annum (2023: 0.75% and 1.75% per annum) depending upon the Company’s leverage ratio; or
●	SOFR loans for periods of one, two, three or six months with interest payable at a rate of SOFR, plus between 1.75% and 2.75% per annum (December 31, 2023: 1.75% and 2.75% per annum), depending on the Company’s leverage ratio.

As at June 30, 2024, $20.0 million of the Credit Facility was drawn down (December 31, 2023: $57.0 million). Finance costs, net for the three and six months ended June 30, 2024, were $1.4 million and $2.7 million, respectively (2023: $1.3 million and $2.6 million), including interest charges and standby fees. The Credit Facility includes covenants that require the Company to maintain certain financial ratios, including the Company’s leverage ratios. As at June 30, 2024, all such ratios and requirements were met.